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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 12, 2002

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

               Delaware                                 1-16671                                 23-3079390
(State or Other Jurisdiction of                 Commission File Number                       (I.R.S. Employer
Incorporation or Organization)                                                                Identification
                                                                                                  Number)


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                          1300 Morris Drive, Suite 100
                      Chesterbrook, Pennsylvania 19087-5594
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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                                      n/a
           (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On November 12, 2002, AmerisourceBergen Corporation (the "Company") announced that it is planning to issue $275 million senior notes due 2012 in a private placement. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

         In connection with the issuance of senior notes, the Company expects to disclose to prospective purchasers certain information that has not been previously publicly reported. A copy of such information is attached as Exhibit
99.2 to this report and incorporated herein by reference.

         Certain information contained in this report includes forward-looking statements (as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act) that reflect the Company's current views with respect to future events and financial performance. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. Forward-looking statements may include statements addressing future financial and operating results of the Company and the benefits and aspects of the 2001 merger between AmeriSource Health Corporation and Bergen Brunswig Corporation.

         The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the businesses of AmeriSource and Bergen Brunswig will not be integrated successfully; failure to obtain and retain expected synergies; and other economic, business, competitive and/or regulatory factors affecting the business of AmerisourceBergen generally. More detailed information about these factors is set forth in AmerisourceBergen's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for fiscal 2001, its Quarterly Reports on Form 10-Q for fiscal 2002, and the joint proxy statement-prospectus for the merger filed on August 1, 2001. The Company is

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under no obligation to (and expressly disclaims any such obligation to) update or alter any forward-looking statements whether as a result of new information, future events or otherwise.

Item 7.  Financial Statements and Exhibits.
          --------------------------------

         (c)      Exhibits.
                  99.1     Press Release dated November 12, 2002
                  99.2 Certain information which may be disclosed to prospective purchasers of the senior notes not previously publicly reported.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERISOURCEBERGEN CORPORATION

                                    By:    /s/  Michael D. DiCandilo
                                         ---------------------------------------
                                          Name:  Michael D. DiCandilo
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number              Exhibit
------              -------
99.1                Press Release dated November 12, 2002
99.2                Certain information which may be disclosed to prospective
                    purchasers of the senior notes not previously publicly reported.